Note 8 - Income Taxes	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Text Block]
Note 8. INCOME TAXES

The effective income tax rates differed from the expected Federal income tax rate (34%) for the following reasons:

(in $000's)	2011	2010	2009
Computed expected tax (benefit) expense	$(91)	$62	$338
State income tax expense, net of Federal tax effect	$(17)	$9	$48
Distribution from Joint Venture	$0	$0	$4
Reduction of valuation allowance (established in prior years)	$(294)	$0	$(122)
Expiration of general business credit carry-forward	$0	$129	$0
Other, net (primarily permanent differences)	$(39)	$(37)	$64
Change in valuation allowance (regarding current year activity)	$147	$(169)	$(434)
Income Tax Benefit	$(294)	$(6)	$(102)

Deferred income taxes reflect the impact of temporary differences between the amounts of assets and liabilities for financial reporting purposes and as measured by income tax regulations. Temporary differences which gave rise to deferred tax assets and deferred tax liabilities consisted of:

	December 31:
(in $000's)	2011	2010	2009
Deferred tax assets:
Allowance for doubtful accounts	$83	$99	$96
Warranty provision	$35	$29	$35
Inventory reserve	$627	$694	$990
Property, plant, equipment and software, principally depreciation	$126	$94	$87
Net operating loss carry forwards	$2,504	$2,322	$2,118
Alternative minimum tax credit carry forwards	$136	$136	$74
General business credit carry forwards	$0	$0	$129
Other	$85	$60	$52
Total gross deferred tax assets	$3,596	$3,434	$3,581
Less valuation allowance	$(2,697)	$(2,844)	$(3,013)
Total deferred tax assets	$899	$590	$568
Deferred tax liabilities:
Property, plant, equipment and software, principally depreciation	$0	$0	$0
Goodwill	$428	$413	$391
Total deferred tax liabilities	$428	$413	$391
Net deferred taxes	$471	$177	$177

A valuation allowance is provided when it is more likely than not that some portion or all of the deferred tax assets will not be realized. The Company has historically provided a 100% valuation allowance on its net deferred tax benefits.  However, the Company reduced the valuation allowance by $294,000, $0, and $122,000 in the 2011, 2010 and 2009 years, respectively, in order to recognize the portion of deferred tax assets expected to be realized in the near future.  The reduction in the allowance in 2009 represented the Company’s belief that it was more likely than not that a profit would be generated through the end of the succeeding year, which would allow them to use a portion of the current net operating loss carry forwards. The reduction in the allowance in 2011 represented the Company’s belief that it was more likely than not that a profit would be generated over the next twelve to eighteen months due to the addition of video gaming sales beginning in late 2012, which will allow them to use a portion of the current net operating loss carry forward. As of December 31, 2011, the Company has net operating loss carry forwards for Federal income tax purposes of approximately $5,419,000, which are available to offset future Federal taxable income, if any, through 2021. The Company also has alternative minimum tax credit carry forwards of approximately $136,000, which are available to reduce future Federal regular income taxes, if any, over an indefinite period.  No unrecognized tax benefits are set to expire in the next twelve months that may have an impact upon the Company’s effective tax rate.

The Company files tax returns in the U.S. federal jurisdiction and various state jurisdictions.  The tax years 2008, 2009, 2010 and 2011 remain open to examinations.  Our policy is to recognize interest and penalties related to uncertain tax positions in income tax expense.  During the twelve months ended December 31, 2011, the Company did not recognize expense for interest or penalties related to income tax, and does not have any amounts accrued at December 31, 2011, as the Company does not believe it has taken any uncertain tax positions.